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                                    Form T-1

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549


                            STATEMENT OF ELIGIBILITY
                   UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE

                      CHECK IF AN APPLICATION TO DETERMINE
                      ELIGIBILITY OF A TRUSTEE PURSUANT TO
                               SECTION 305(b) (2)



                              THE BANK OF NEW YORK
               (Exact name of trustee as specified in its charter)


New York                                       13-5160382
(State of incorporation                        (I. R. S. employer
if not a U. S. national bank)                  identification no.)

One Wall Street,  New York,  NY                10286
(Address of principal executive offices)       (Zip code)

                          Toyota Auto Receivables Trust
                       (Issuer with respect to securities)

                       Toyota Auto Finance Receivables LLC
              (Exact name of Registrar as specified in its charter)

Delaware                                       95-4836519
(State or other jurisdiction of                (I. R. S. employer
 incorporation or organization)                identification no.)

19300 Gramercy Place                           90509
Torrance, CA                                   (Zip Code)
(Address of Principal Executive Offices)

                             Asset Backed Securities
                     (Title of the indenture securities)

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1.  General information. Furnish the following information as to the Trustee:

    (a) Name and address of each examining or supervising authority to which it is subject.


      Name                                        Address

      Superintendent of Banks of the State        2 Rector Street,  N.Y.,
      New York, NY                                NY 10006, and Albany,
                                                  12203

      Federal Reserve Bank of New York            33 Liberty Plaza, N. Y.,
                                                  NY 10045

      Federal Deposit Insurance Corporation       Washington,  DC 20429

      New York Clearing House Association         New York, NY 10005

    (b) WHETHER IT IS AUTHORIZED TO EXERCISE CORPORATE TRUST POWERS.

    Yes.

2.  AFFILIATIONS WITH OBLIGOR.

    IF THE OBLIGOR IS AN AFFILIATE OF THE TRUSTEE, DESCRIBE EACH SUCH
    AFFILIATION.

    None.

16. List of Exhibits.

    EXHIBITS IDENTIFIED IN PARENTHESES BELOW, ON FILE WITH THE COMMISSION, ARE INCORPORATED HEREIN BY REFERENCE AS AN EXHIBIT HERETO, PURSUANT TO RULE 7a-29 UNDER THE TRUST INDENTURE ACT OF 1939 (THE "ACT") AND 17 C. F. R.
    229.10 (d).

         1. A copy of the Organization Certificate of The Bank of New York (formerly Irving Trust Company) as now in effect, which contains the authority to commence business and a grant of powers to exercise corporate trust powers. (Exhibit 1 to Amendment No. 1 to Form T-1 filed with Registration Statement No. 33-6215, Exhibits 1a and 1b to Form T-1 filed with Registration Statement No. 33-21672 and Exhibit 1 to Form T-1 filed with Registration Statement No. 33-29637.)

         4. A copy of the existing By-laws of the Trustee. (Exhibit 4 to Form T-1 filed with Registration Statement No. 33-31019.)

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                                    SIGNATURE

PURSUANT TO THE REQUIREMENTS OF THE TRUST INDENTURE ACT OF 1939 THE TRUSTEE, THE BANK OF NEW YORK. A NEW YORK BANKING CORPORATION, ORGANIZED AND EXISTING UNDER THE LAWS OF THE UNITED STATES, HAS DULY CAUSED THIS STATEMENT OF ELIGIBILITY TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED, THEREUNTO DULY AUTHORIZED, ALL IN THE CITY OF NEW YORK AND STATE OF NEW YORK, ON THE 27TH DAY OF DECEMBER, 2002.


                                       THE BANK OF NEW YORK, AS TRUSTEE FOR

                                       BY: /s/ John Bobko
                                           Assistant Vice President